AllianceBernstein
Balanced Shares

Semi-Annual Report
January 31, 2003

                               [GRAPHIC OMITTED]

                                       [LOGO]AllianceBernstein(SM)
                                            Investment Research and Management

                        Investment Products Offered
                        ---------------------------
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
March 24, 2003

Dear Shareholder:
We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients--investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises--great investment services built upon great research that drives great results!

This report provides the performance and market activity for AllianceBernstein Balanced Shares (the "Fund") for the semi-annual reporting period ended January 31, 2003.

Investment Objective and Policies
This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.


Investment Results
The following table provides performance data for the Fund and its benchmarks, the Standard and Poor's (S&P) 500 Stock Index, the Lehman Brothers (LB) Government/Credit Bond Index, the Salomon Brothers 1-Year Treasury Bond Index and a 60%/25%/15% composite benchmark of all three indices for the six- and 12-month periods ended January 31, 2003. We also compare the Fund's performance to the Lipper Balanced Funds Average, which measures a group of funds with similar characteristics to AllianceBernstein Balanced Shares.


   INVESTMENT RESULTS*
   Periods Ended January 31, 2003

                                                  ===========================
                                                           Returns
                                                  ===========================
                                                  6 Months          12 Months
-----------------------------------------------------------------------------
AllianceBernstein
Balanced Shares
  Class A                                          -0.45%            -9.89%
-----------------------------------------------------------------------------
  Class B                                          -0.87%           -10.59%
-----------------------------------------------------------------------------
  Class C                                          -0.79%           -10.55%
-----------------------------------------------------------------------------
Lipper
Balanced
Funds
Average                                            -1.97%           -12.15%
-----------------------------------------------------------------------------
S&P 500
Stock Index                                        -5.26%           -23.01%
-----------------------------------------------------------------------------
Lehman
Brothers
Government/
Credit Bond
Index                                               6.24%            10.22%
-----------------------------------------------------------------------------
Salomon Brothers
1-Year Treasury
Bond Index                                          1.26%            3.31%
-----------------------------------------------------------------------------


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                                        ALLIANCEBERNSTEIN BALANCED SHARES o 1
-----------------------------------------------------------------------------


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                                                  ===========================
                                                           Returns
                                                  ===========================
                                                  6 Months          12 Months
-----------------------------------------------------------------------------
Composite
Benchmark:
60% S&P 500
Stock Index /
25% Lehman
Brothers
Government/
Credit Bond
Index / 15%
Salomon
Brothers 1-Year
Treasury
Bond Index                                          -1.41%          -10.75%
-----------------------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses. The Lipper Balanced Funds Average reflects the performance of 538 funds for the six-month period and 502 funds for the 12-month period ended January 31, 2003. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Shares.

   Additional investment results appear on pages 6-9.

Over the six- and 12-month periods ended January 31, 2003, the Fund outperformed the broad market as measured by the Standard & Poor's (S&P) 500 Stock Index. The Fund's Class A shares returned -0.45% and -9.89% for the six- and 12-month periods, respectively, versus the S&P 500's returns of -5.26% and -23.01%. The Fund also outperformed its composite benchmark, a blend of 60% S&P 500 Stock Index, 25% Lehman Brothers Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index, which returned -1.41% and -10.75% over the six- and 12-month periods, respectively.

Over the six-month period, the Fund's equity component slightly underperformed the S&P 500 Stock Index, as significant declines in the value of sev-


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2 o ALLIANCEBERNSTEIN BALANCED SHARES
eral large holdings more than offset solid gains by the majority of stocks within the Fund's portfolio. Specifically, our investment in Tenet Healthcare more than accounted for the equity portion of the portfolio's underperformance relative to the index. Over the 12-month period ended January 31, 2003, the Fund's equity holdings underperformed the S&P 500 Stock Index by roughly 30 basis points as investments in Tyco International, Dynegy Inc., and Tenet Healthcare more than offset positive results from other portfolio holdings.

Despite a difficult second quarter of 2002, the Fund's fixed income allocation outperformed the Lehman Brothers Government/Credit Bond Index over the six- and 12-month periods. We began the second half of 2002 with a long duration exposure (higher sensitivity to changes in interest rates than the index) which we gradually reduced. This helped overall returns as interest rates fell sharply through year-end. The fixed income portfolio's overweight exposure in telecommunications and lower-rated corporate bonds contributed to its outperformance, as de-leveraging momentum and improving free cash flow helped tighten credit spreads.

Investment Review
The Fund's current asset allocation is approximately 65% equities and 35% fixed income. This allocation is based on the expectation of moderate nominal economic expansion, with earnings growing in line with nominal activity. Equity valuations look fair and government bond valuations look rich compared to our nominal growth forecast. We expect market interest rates to begin a gradual cyclical rise over the next six- to 12-months. Obviously, the forecasting process is clouded by exogenous non-cyclical factors, including the conflict with Iraq and any geopolitical ramifications military engagement may cause. We are hopeful that the war will be short and its outcome decisive, thus avoiding a sustained period of high energy prices and/or global economic instability.

During the second half of 2002, we became somewhat more aggressive in managing the Fund's equity portion of the portfolio, adding to its holdings in technology and other more economically sensitive areas of the market. At the same time, we reduced the portfolio's positions in consumer staples and more defensive names. This strategy generated benefits as technology stocks experienced somewhat of a rebound during the second half of the year. Unfortunately, the Fund's equity holdings in a few names suffered severe declines and offset solid gains elsewhere within the portfolio.

Tenet Healthcare's share price dropped nearly 50% in the fourth quarter alone as a result of several factors. The company's outstanding payments, an investigation into unnecessary procedures by two non-employee doctors at one of its hospitals, an investigation into recruiting practices at another Tenet Healthcare hospital and an ongoing disagreement with the Department of Justice all contributed to the company's declining stock price.


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                                           ALLIANCEBERNSTEIN BALANCED SHARES o 3

Over the course of the past several months, we have been gradually altering the structure of the fixed income portion of the Fund. We have been shortening average effective maturities, and changing the structure of the maturity schedule--increasing long maturity and very short-term maturities, while decreasing intermediate maturities. This structure, known as a "barbell," is designed to hopefully outperform in a rising and flattening yield curve environment, which is what we expect as a cyclical rise in rates unfolds. To help offset the impact of rising rates, and to increase exposure to the beneficial de-leveraging efforts underway, we have been increasing the portfolio's allocation to credit-sensitive corporate bonds.

Relative to its benchmark, the Fund's fixed income portion of the portfolio is approximately market weight government/agency exposure on a cash basis, and underweight on a duration-weighted basis (i.e., less sensitivity to interest rate movements, assuming no change in yield curve shape). The portfolio maintains a market weight in credit-sensitive investments on a cash basis, but an overweight position on a duration-weighted basis (i.e., corporate positions are more sensitive to interest-rate movements, assuming no change in yield curve shape). Overall, the fixed income allocation has a high cash position in order to balance the long-term maturity holdings, and is moderately underweight in duration.

Investment Strategy and Outlook
We believe that the more economically sensitive portions of the market will be the better performing sectors during the year. Therefore, we maintain, with respect to the equity portion of the Fund's portfolio, an overweighted position in technology. While concerns regarding the military conflict with Iraq weigh on investor sentiment and the overall market, we believe that underlying company fundamentals are improving.

Corporations have been pulling in their spending horns over the past couple of years, leaving better balance sheets and aging assets in their wake. At the same time, managers have been reluctant to build inventory, leaving stockpiles of goods at low levels. Once the clouds of war begin to part, we suspect that corporations will begin to loosen the purse strings. We believe this capital spending will result in better demand, particularly in the area of technology, where spending reductions have been greatest.

The equity portion of the portfolio's other large overweight position is in the health care sector, where valuations have fallen sharply despite continued solid prospects for the industry. With demographics solidly in favor of increased drug consumption, and bad news on new product development and generic competition already priced into the stocks, the risk/reward relationship appears particularly bright. Likewise, in health care services, stellar industry growth rates into the future have been overlooked in favor of a couple of very company-specific issues, and the entire group of health care services stocks has taken a beating. We believe that investors will once again focus on the earnings power of these companies and


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4 o ALLIANCEBERNSTEIN BALANCED SHARES
that multiples will likely rebound toward historic norms.

We expect to increase moderately the fixed income portion of the portfolio's exposure to corporate bonds and move down the credit rating scale as credit quality improves further over the course of 2003. Increased exposure to corporate bonds should tend to shield portfolio values and also provide total return opportunity within the corpo rate allocation, as credit spreads tighten further and corporate fundamentals improve. We expect to remain on the conservative side of market weight with regard to overall duration in efforts to protect portfolio values as rates rise in line with an improving economy. Overall, we expect to maintain a high weighted-average credit quality in the Fund's fixed income allocation, acknowledging the weak recovery and geopolitical risks, which could work against our forecasts for growth, earnings and de-leveraging.

Thank you for your continued interest and investment in AllianceBernstein Balanced Shares. We look forward to reporting to you again in the upcoming months.

Sincerely,


/S/John D. Carifa
John D. Carifa
Chairman and President


/S/Paul C. Rissman
Paul C. Rissman
Senior Vice President


[PHOTO]    John D. Carifa

[PHOTO]    Paul C. Rissman

Paul C. Rissman, Portfolio Manager, has over 14 years of investment experience.


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN BALANCED SHARES o 5

PERFORMANCE UPDATE


ALLIANCEBERNSTEIN BALANCED SHARES CLASS A
GROWTH OF A $10,000 INVESTMENT
1/31/93 TO 1/31/03


AllianceBernstein Balanced Shares Class A: $20,991
S&P 500 Stock Index: $23,586
Composite Benchmark: $22,553
LB Government/ Credit Bond Index: $20,384
SB 1-Year Treasury Bond Index: $16,815


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]



               AllianceBernstein        Composite     S&P 500       LB Government/       SB 1-Year
                Balanced Shares         Benchmark   Stock Index   Credit Bond Index  Treasury Bond Index
--------------------------------------------------------------------------------------------------------
1/31/93              9576                 10000        10000            10000               10000
1/31/94             10510                 11084        11285            11030               10371
1/31/95              9897                 11086        11344            10687               10707
1/31/96             12670                 14274        15725            12581               11531
1/31/97             13949                 16733        19865            12881               12167
1/31/98             17083                 20059        25209            14321               12933
1/31/99             19944                 24577        33405            15569               13657
1/31/00             20254                 26077        36859            15123               14219
1/31/01             24204                 27149        36527            17204               15365
1/31/02             23293                 25270        30634            18494               16276
1/31/03             20991                 22553        23586            20384               16815



This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares (from 1/31/93 to 1/31/03) as compared to the performance of an appropriate composite and indices. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The composite benchmark is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses.

When comparing AllianceBernstein Balanced Shares to the composite and indices shown above, you should note that no sales charges are reflected in the performance of the composite or the individual indices. An investor cannot invest directly in a composite or an index, and its results are not indicative of any specific investment, including AllianceBernstein Balanced Shares.

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6 o ALLIANCEBERNSTEIN BALANCED SHARES

PERFORMANCE UPDATE


ALLIANCEBERNSTEIN BALANCED SHARES
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31


AllianceBernstein Balanced Shares
Composite Benchmark*


          AllianceBernstein Balanced Shares - Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                            AllianceBernstein             Composite
                             Balanced Shares             Benchmark*
--------------------------------------------------------------------------------
      1/31/94                      9.75%                    10.84%
      1/31/95                     -5.83%                     0.02%
      1/31/96                     28.02%                    28.76%
      1/31/97                     10.09%                    17.22%
      1/31/98                     22.47%                    19.88%
      1/31/99                     16.75%                    22.53%
      1/31/00                      1.55%                     6.10%
      1/31/01                     19.50%                     4.11%
      1/31/02                     -3.76%                    -6.92%
      1/31/03                     -9.89%                   -10.75%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns for Class A shares and are based on the net asset value (NAV). Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite benchmark is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Shares.


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                                           ALLIANCEBERNSTEIN BALANCED SHARES o 7

PORTFOLIO SUMMARY
January 31, 2003 (unaudited)

INCEPTION DATES
Class A Shares
6/8/32
Class B Shares
2/4/91
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $1,045
Average Market Capitalization ($mil): $34,190


SECURITY BREAKDOWN
 64.3% Common Stock
 14.3% Treasury Securities
 13.1% Corporate Bond                            [PIE CHART OMITTED]
  3.0% FNMA
  0.4% Sovereign Debt
  0.2% Municipal Obligation

  4.7% Short-Term


All data as of January 31, 2003. The Fund's security breakdown is expressed as a percentage of total investments and may vary over time.


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8 o ALLIANCEBERNSTEIN BALANCED SHARES

INVESTMENT RESULTS



AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2003
Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                    1 Year            -9.89%                   -13.73%
                    5 Years            4.21%                     3.31%
                   10 Years            8.16%                     7.70%
Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                    1 Year           -10.59%                   -14.10%
                    5 Years            3.41%                     3.41%
                   10 Years            7.50%                     7.50%
Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                    1 Year           -10.55%                   -11.43%
                    5 Years            3.43%                     3.43%
           Since Inception*            7.54%                     7.54%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                               Class A           Class B          Class C
--------------------------------------------------------------------------------
                    1 Year    -14.52%          -14.75%           -12.22%
                    5 Years     3.51%            3.65%             3.65%
                   10 Years     8.04%            7.83%              NA
           Since Inception*     9.24%            8.35%             7.74%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*   Since Inception: 5/3/93, Class C.
NA: Not applicable.


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                                           ALLIANCEBERNSTEIN BALANCED SHARES o 9
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
January 31, 2003 (unaudited)

                                                               Percent of
Company                                         Value          Net Assets
-----------------------------------------------------------------------------
U.S. Treasury Notes                      $119,587,391             11.4%
-----------------------------------------------------------------------------
Citigroup, Inc.                            33,513,961              3.2
-----------------------------------------------------------------------------
Federal National Mortgage Association      31,035,028              3.0
-----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                    30,645,420              2.9
-----------------------------------------------------------------------------
U.S. Treasury Bonds                        29,550,993              2.8
-----------------------------------------------------------------------------
Bank of America Corp.                      25,843,196              2.5
-----------------------------------------------------------------------------
Union Pacific Corp.                        23,609,526              2.3
-----------------------------------------------------------------------------
Wyeth                                      22,832,550              2.2
-----------------------------------------------------------------------------
Comcast Corp.                              21,872,302              2.1
-----------------------------------------------------------------------------
ConocoPhillips                             21,059,030              2.0
-----------------------------------------------------------------------------
                                         $359,549,397             34.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2003 (unaudited)

                                         =======================================
                                                   Shares or Principal
                                         =======================================
Purchases                                  Bought        Holdings 1/31/03
--------------------------------------------------------------------------------
BP Plc (ADR)                              270,000                 270,000
--------------------------------------------------------------------------------
ChevronTexaco Corp.                       184,000                 184,000
--------------------------------------------------------------------------------
ConocoPhillips                            369,700                 437,000
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.          119,000                 119,000
--------------------------------------------------------------------------------
First Data Corp.                          206,000                 371,000
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                   425,000               1,313,000
--------------------------------------------------------------------------------
Johnson Controls, Inc.                     85,700                  85,700
--------------------------------------------------------------------------------
Marvell Technology Group, Ltd.            372,000                 372,000
--------------------------------------------------------------------------------
Morgan Stanley                            192,000                 192,000
--------------------------------------------------------------------------------
Wyeth                                     185,000                 585,000
--------------------------------------------------------------------------------

Sales                                        Sold        Holdings 1/31/03
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                 237,800                 183,000
--------------------------------------------------------------------------------
Apache Corp.                              128,270                      -0-
--------------------------------------------------------------------------------
General Electric Co.                      442,600                      -0-
--------------------------------------------------------------------------------
Household International, Inc.             274,000                      -0-
--------------------------------------------------------------------------------
Kroger Co.                                647,000                      -0-
--------------------------------------------------------------------------------
QUALCOMM, Inc.                            225,000                      -0-
--------------------------------------------------------------------------------
Tyco International, Ltd.                  658,000                 404,797
--------------------------------------------------------------------------------
U.S. Treasury Bond, 8.125%, 8/15/19    $5,000,000              $3,815,000
--------------------------------------------------------------------------------
U.S. Treasury Bond, 6.875%, 8/15/25    $8,475,000                      -0-
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.00%, 2/15/11     $8,100,000                $375,000
--------------------------------------------------------------------------------


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10 o ALLIANCEBERNSTEIN BALANCED SHARES

PORTFOLIO OF INVESTMENTS
January 31, 2003 (unaudited)

Company                                                   Shares           Value
--------------------------------------------------------------------------------
Common Stocks & Other Investments-64.1%

Finance-19.0%
Banking-Money Centers-8.5%
Bank of America Corp. ..........................         368,925    $ 25,843,196
Citigroup, Inc. ................................         921,094      31,667,212
J.P. Morgan Chase & Co. ........................       1,313,000      30,645,420
                                                                    ------------
                                                                      88,155,828
                                                                    ------------
Banking-Regional-1.7%
Bank One Corp. .................................         484,500      17,689,095
                                                                    ------------
Brokerage & Money Management-1.8%
Merrill Lynch & Co., Inc. ......................         335,000      11,731,700
Morgan Stanley .................................         192,000       7,276,800
                                                                    ------------
                                                                      19,008,500
                                                                    ------------
Insurance-3.3%
ACE, Ltd. ......................................         357,000      10,513,650
American International Group, Inc. .............         363,000      19,645,560
Metlife, Inc.(a) ...............................         173,000       4,631,210
                                                                    ------------
                                                                      34,790,420
                                                                    ------------
Mortgage Banking-2.7%
Fannie Mae .....................................         206,000      13,328,200
Federal Home Loan Mortgage Corp. ...............         119,000       6,661,620
PMI Group, Inc. ................................          92,400       2,656,500
Washington Mutual, Inc. ........................         165,000       5,684,250
                                                                    ------------
                                                                      28,330,570
                                                                    ------------
Miscellaneous-1.0%
MBNA Corp. .....................................         604,680      10,176,764
                                                                    ------------
                                                                     198,151,177
                                                                    ------------
Health Care-9.1%
Drugs-5.2%
Pfizer, Inc. ...................................         691,000      20,978,760
Schering-Plough Corp. ..........................         605,000      10,956,550
Wyeth ..........................................         585,000      22,832,550
                                                                    ------------
                                                                      54,767,860
                                                                    ------------
Medical Services-3.9%
Cardinal Health, Inc. ..........................          96,500       5,628,845
HCA, Inc. ......................................         322,000      13,762,280
Tenet Healthcare Corp.(a) ......................         425,400       7,652,946
WellPoint Health Networks, Inc.(a) .............         188,000      13,663,840
                                                                    ------------
                                                                      40,707,911
                                                                    ------------
                                                                      95,475,771
                                                                    ------------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 11

Company                                                   Shares           Value
--------------------------------------------------------------------------------
Technology-7.9%
Communication Equipment-2.2%
Juniper Networks, Inc.(a) ......................       1,338,000    $ 11,734,260
Lucent Technologies, Inc.(a) ...................       2,328,000       4,330,080
Lucent Technologies, Inc. pfd.(a)(b) ...........          79,500       6,717,750
                                                                    ------------
                                                                      22,782,090
                                                                    ------------
Computer Hardware/Storage-0.6%
Hewlett-Packard Co. ............................         358,000       6,232,780
                                                                    ------------
Computer Services-1.2%
First Data Corp. ...............................         371,000      12,762,400
                                                                    ------------
Contract Manufacturing-0.5%
Solectron Corp.(a) .............................       1,443,000       5,180,370
                                                                    ------------
Semi-Conductor Components-2.6%
Altera Corp.(a) ................................         779,000       8,553,420
Intersil Corp. Cl.A(a) .........................         248,000       3,596,000
Marvell Technology Group, Ltd.(a) ..............         372,000       6,796,440
Maxim Integrated Products, Inc. ................         153,000       4,765,950
Micron Technology, Inc.(a) .....................         404,400       3,320,124
                                                                    ------------
                                                                      27,031,934
                                                                    ------------
Software-0.8%
VERITAS Software Corp.(a)  .....................         486,000       8,870,472
                                                                    ------------
                                                                      82,860,046
                                                                    ------------
Energy-7.0%
Domestic Integrated-0.3%
Occidental Petroleum Corp. .....................          99,000       2,891,790
                                                                    ------------
Domestic Producers-0.3%
Kerr-McGee Corp. ...............................          91,300       3,813,601
                                                                    ------------
International-4.4%
BP Plc (ADR) (United Kingdom) ..................         270,000      10,532,700
ChevronTexaco Corp.(a) .........................         184,000      11,849,600
ENI SpA (ADR) (Italy) ..........................          94,200       7,154,490
Exxon Mobil Corp. ..............................         475,000      16,221,250
                                                                    ------------
                                                                      45,758,040
                                                                    ------------
Miscellaneous-2.0%
ConocoPhillips .................................         437,000      21,059,030
                                                                    ------------
                                                                      73,522,461
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN BALANCED SHARES

Company                                                   Shares           Value
--------------------------------------------------------------------------------
Consumer Services-6.1%
Broadcasting & Cable-4.2%
AOL Time Warner, Inc.(a) ...................             258,000     $ 3,008,280
Comcast Corp. Cl.A(a) ......................             527,406      14,044,822
Comcast Corp. Cl.A Special(a) ..............             306,000       7,827,480
Cox Communications, Inc. Cl.A(a) ...........             233,000       6,743,020
United Pan Europe
  warrants, expiring 2/01/09(a) ............                 971               0
United Pan Europe Cl.A pfd.(a) .............                   2           2,000
Viacom, Inc. Cl.B(a) .......................             313,000      12,066,150
                                                                     -----------
                                                                      43,691,752
                                                                     -----------
Entertainment & Leisure-1.6%
Carnival Corp. .............................             582,000      14,026,200
Harley-Davidson, Inc. ......................              64,000       2,673,920
                                                                     -----------
                                                                      16,700,120
                                                                     -----------
Retail-General Merchandise-0.3%
Abercrombie & Fitch Co. Cl.A(a) ............             100,000       2,784,000
                                                                     -----------
                                                                      63,175,872
                                                                     -----------
Utilities-4.3%
Electric & Gas Utility-2.3%
Consolidated Edison, Inc. ..................              80,300       3,205,576
Constellation Energy Group .................             288,000       7,963,200
DTE Energy Trust I pfd.(a) .................              60,000       1,580,628
Entergy Corp. ..............................             164,000       7,289,800
Exelon Corp.(a) ............................              81,000       4,125,330
                                                                     -----------
                                                                      24,164,534
                                                                     -----------
Telephone Utility-2.0%
AT&T Corp. .................................             338,200       6,588,136
SBC Communications, Inc. ...................             323,000       7,894,120
Sprint Corp. ...............................             467,000       5,669,380
                                                                     -----------
                                                                      20,151,636
                                                                     -----------
                                                                      44,316,170
                                                                     -----------
Consumer Staples-3.5%
Beverages-0.8%
Anheuser-Busch Cos., Inc. ..................             183,000       8,687,010
                                                                     -----------
Cosmetics-0.9%
Avon Products, Inc. ........................             197,340       9,867,000
                                                                     -----------
Tobacco-1.8%
Altria Group, Inc. .........................             486,200      18,412,394
                                                                     -----------
                                                                      36,966,404
                                                                     -----------
Transportation-2.1%
Railroad-2.1%
Union Pacific Corp. ........................             381,100      21,745,566
                                                                     -----------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 13

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Capital Goods-2.0%
Electrical Equipment-0.7%
Johnson Controls, Inc. .........................          85,700    $  6,921,989
                                                                    ------------
Miscellaneous-1.3%
United Technologies Corp. ......................         210,000      13,351,800
                                                                    ------------
                                                                      20,273,789
                                                                    ------------
Basic Industry-1.7%
Chemicals-1.4%
E.I. du Pont de Nemours & Co. ..................         255,500       9,675,785
Lyondell Chemical Co. ..........................         411,500       5,271,315
                                                                    ------------
                                                                      14,947,100
                                                                    ------------
Mining & Metals-0.3%
Alcoa, Inc. ....................................         162,000       3,202,740
                                                                    ------------
                                                                      18,149,840
                                                                    ------------
Multi-Industry Companies-0.6%
Tyco International, Ltd. .......................         404,797       6,480,800
                                                                    ------------
Consumer Manufacturing-0.5%
Building & Related-0.5%
American Standard Cos., Inc.(a) ................          43,000       2,866,380
Mohawk Industries, Inc.(a) .....................          38,000       2,001,840
                                                                    ------------
                                                                       4,868,220
                                                                    ------------
Aerospace & Defense-0.2%
Aerospace-0.2%
Goodrich Corp. .................................         133,700       2,299,640
                                                                    ------------
Automotive-0.1%
Ford Motor Co. Capital Trust II pfd.(a) ........          30,000       1,245,000
                                                                    ------------
Total Common Stocks & Other Investments
  (cost $718,577,412) ............................                   669,530,756
                                                                    ------------
Debt Obligations-30.8%
U.S. Government & Agency Obligations-17.2%
Federal National Mortgage Association
   5.00%, 1/15/07 ..............................    $     16,000      17,243,872
   6.625%, 10/15/07 ............................          12,000      13,791,156
U.S. Treasury Bonds
   6.25%, 8/15/23 ..............................           6,800       7,919,083
   8.125%, 8/15/19 .............................           3,815       5,272,452
   9.875%, 11/15/15 ............................           1,000       1,528,790
   11.25%, 2/15/15 .............................           9,000      14,830,668
U.S. Treasury Notes
   3.50%, 1/15/11 ..............................          17,709      19,562,434
   3.625%, 1/15/08 .............................          15,936      17,526,591
   4.00%, 11/15/12 .............................             675         676,372
   4.625%, 5/15/06 .............................           6,900       7,391,901
   4.875%, 2/15/12 .............................           8,925       9,586,708

--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
 5.00%, 2/15/11.............................               $ 375   $     407,505
 5.00%, 8/15/11.............................               5,875       6,373,000
 5.625%, 5/15/08............................              22,700      25,466,585
 5.75%, 8/15/10.............................                 200         227,320
 6.00%, 8/15/09.............................               3,150       3,620,040
 6.125%, 8/15/07............................              23,000      26,184,074
 7.50%, 2/15/05.............................               2,300       2,564,861
                                                                   -------------
Total U.S. Government & Agency Obligations
  (cost $165,956,370).......................                         180,173,412
                                                                   -------------
Corporate Debt Obligations-13.6%
Aerospace-Defense-0.2%
Northrop Grumman Corp.
  7.125%, 2/15/11...........................               1,275       1,438,398
Raytheon Co.
  8.20%, 3/01/06............................                 900         999,859
                                                                   -------------
                                                                       2,438,257
                                                                   -------------
Automotive-0.4%
Ford Motor Credit Co.
  7.875%, 6/15/10.............................               400         398,361
General Motors Acceptance Corp.
  6.125%, 8/28/07.............................             3,500       3,532,574
                                                                   -------------
                                                                       3,930,935
                                                                   -------------
Banking-2.3%
Bank One Corp.
  7.875%, 8/01/10.............................               800         957,681
Barclays Bank Plc
  8.55%, 9/29/49(b)...........................             1,000       1,209,848
BB&T Corp.
  6.50%, 8/01/11..............................             1,000       1,121,835
BNP Paribas
  5.125%, 1/15/15(b)..........................             1,200       1,198,680
Chase Manhattan Corp.
  7.00%, 11/15/09.............................             1,000       1,108,171
Citicorp
  6.375%, 11/15/08............................               500         556,377
Citigroup, Inc.
  5.625%, 8/27/12.............................             1,750       1,846,749
DBS Group Holdings, Ltd.
  7.125%, 5/15/11(b)..........................             1,500       1,682,421
First Massachusetts Bank
  7.625%, 6/15/11.............................               800         921,797
First Union Capital II
  7.95%, 11/15/29.............................             1,350       1,622,183
First Union Corp.
  7.80%, 8/18/10..............................               850       1,027,550
HSBC Capital Funding LP
  10.176%, 12/31/49(b)........................             2,500       3,481,620
Ing Capital Funding Trust III
  8.439%, 12/31/49............................             2,000       2,310,332


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 15

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Sanwa Bank, Ltd.
  7.40%, 6/15/11 .......................             $     1,600     $ 1,643,173
US Bancorp
  7.50%, 6/01/26 .......................                   2,025       2,380,691
Zions Financial Corp.
  6.95%, 5/15/11 .......................                     800         845,653
                                                                     -----------
                                                                      23,914,761
                                                                     -----------
Broadcasting/Media-0.5%
AT&T Corp. - Liberty Media Group
  8.25%, 2/01/30 .......................                   1,250       1,302,819
Clear Channel Communications, Inc.
  7.875%, 6/15/05 ......................                     850         935,262
Liberty Media Group
  7.875%, 7/15/09 ......................                   1,350       1,468,712
Time Warner Entertainment Co.
  8.375%, 3/15/23 ......................                   1,625       1,856,306
                                                                     -----------
                                                                       5,563,099
                                                                     -----------
Building/Real Estate-0.2%
Beazer Homes USA, Inc. .
  8.375%, 4/15/12 ......................                     400         418,000
CRH America, Inc.
  6.95%, 3/15/12 .......................                     750         841,052
Meritage Corp.
  9.75%, 6/01/11 .......................                     400         419,000
                                                                     -----------
                                                                       1,678,052
                                                                     -----------
Cable-0.1%
Cox Communications, Inc.
  7.75%, 11/01/10 ......................                     850         971,394
                                                                     -----------
Chemicals-0.1%
Airgas, Inc.
  9.125%, 10/01/11 .....................                     250         272,813
Praxair, Inc.
  6.375%, 4/01/12 ......................                     750         833,400
                                                                     -----------
                                                                       1,106,213
                                                                     -----------
Communications-1.7%
British Telecommunications Plc
  8.375%, 12/15/10 ..................                      2,300       2,749,986
  8.875%, 12/15/30 ..................                      4,650       5,904,030
KPN NV
  8.375%, 10/01/30 .....................                   2,500       3,071,540
Paramount Communications, Inc.
  7.50%, 7/15/23 .......................                   1,700       1,778,943
Philippine Long Distance Telephone Co.
  11.375%, 5/15/12 .....................                   1,000         953,442
Qwest Capital Funding, Inc.
  5.875%, 8/03/04 ......................                   1,675       1,507,500


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Sprint Capital Corp.
  6.875%, 11/15/28 ..................                $     1,700     $ 1,326,000
Telstra Corp., Ltd.
  6.375%, 4/01/12 ...................                      1,000       1,096,249
                                                                     -----------
                                                                      18,387,690
                                                                     -----------
Communications-Fixed-0.1%
Qwest Services Corp.
  13.50%, 12/15/10 ..................                        725         764,875
                                                                     -----------
Communications-Mobile-0.6%
AT&T Wireless Services, Inc.
  7.875%, 3/01/11 ..................                       2,000       2,073,696
  8.125%, 5/01/12 ..................                       1,500       1,563,040
  8.75%, 3/01/31 ...................                       2,000       2,071,602
TELUS Corp.
  7.50%, 6/01/07 ...................                         800         787,000
Tritel PCS, Inc.
  10.375%, 1/15/11 .................                         195         217,425
                                                                     -----------
                                                                       6,712,763
                                                                     -----------
Electric & Gas Utility-0.1%
First Energy Corp.
  7.375%, 11/15/31 ..................                      1,000         988,660
                                                                     -----------
Energy-0.6%
Apache Finance PTY, Ltd.
  6.50%, 12/15/07 ...................                      1,250       1,402,295
Chesapeake Energy Corp.
  9.00%, 8/15/12 ....................                      1,000       1,080,000
Conoco, Inc.
  5.90%, 4/15/04 ....................                        850         887,110
Devon Energy Corp.
  7.95%, 4/15/32 ....................                      1,000       1,195,208
Union Pacific Resources Group, Inc.
  7.30%, 4/15/09 ....................                        850         983,618
XTO Energy, Inc.
  7.50%, 4/15/12 ....................                        400         428,000
                                                                     -----------
                                                                       5,976,231
                                                                     -----------
Financial-1.9%
CIT Group, Inc.
  7.375%, 4/02/07 ................                         2,000       2,193,446
  7.75%, 4/02/12 .................                         1,000       1,128,674
Countrywide Funding Corp.
  4.25%, 12/19/07 ...................                      1,500       1,513,374
Ford Motor Credit Co.
  7.375%, 2/01/11 ...................                      1,600       1,541,304
General Electric Capital Corp.
  5.00%, 6/15/07 .................                         1,500       1,582,887
  5.875%, 2/15/12 ................                         1,250       1,323,355


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 17

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.
  6.60%, 1/15/12............................             $ 1,000   $   1,103,391
  6.65%, 5/15/09............................                 800         883,391
Household Finance Corp.
  5.75%, 1/30/07............................                 800         842,527
  6.375%, 10/15/11..........................               1,100       1,163,034
  6.50%, 1/24/06............................                 425         455,788
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10.............................               850       1,010,298
Markel Capital Trust I Series B
  8.71%, 1/01/46..............................               800         627,862
MBNA America Bank
  7.125%, 11/15/12............................             1,000       1,074,454
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09..............................             1,000       1,088,674
Normandy Finance, Ltd.
  7.50%, 7/15/05(b)...........................             1,500       1,597,559
Sovereign Real Estate Investor Trust pfd.
  12.00%, 8/29/49(b)..........................               500         596,250
                                                                     -----------
                                                                      19,726,268
                                                                     -----------
Food/Beverage-0.2%
Fosters Fin Corp.
  6.875%, 6/15/11(b)..........................               800         902,290
Kellogg Co. Series B
  6.60%, 4/01/11..............................               700         785,909
                                                                     -----------
                                                                       1,688,199
                                                                     -----------
Healthcare-0.1%
Triad Hospitals, Inc. Series B
  8.75%, 5/01/09..............................             1,000       1,070,000
                                                                     -----------
Industrial-0.6%
Cendant Corp.
  6.875%, 8/15/06.............................             1,000       1,042,487
Continental Cablevision, Inc.
  9.00%, 9/01/08..............................             1,700       1,936,091
General Motors Corp.
  7.20%, 1/15/11..............................               750         744,099
Tyco International Group SA
  6.375%, 2/15/06..........................                  220         217,250
  6.375%, 10/15/11.........................                  800         748,000
Waste Management, Inc.
  6.375%, 11/15/12(b).........................             1,500       1,540,471
                                                                     -----------
                                                                       6,228,398
                                                                     -----------
Insurance-0.1%
Frank Russell & Co.
  5.625%, 1/15/09(b)..........................             1,000       1,080,289
                                                                     -----------


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Multi-Industry Companies-0.0%
Tyco International Group S A
  3.125%, 1/15/23(b)..........................             $ 445   $     447,781
                                                                     -----------
Municipal Obligation-0.2%
Dallas-Fort Worth Texas International
  7.07%, 11/01/24.............................             2,000       2,148,020
                                                                     -----------
Non-Air Transportation-0.3%
CNF, Inc.
  7.35%, 6/01/05..............................             1,300       1,356,276
Union Pacific Corp.
  6.625%, 2/01/29.............................             1,700       1,863,960
                                                                     -----------
                                                                       3,220,236
                                                                     -----------
Paper/Packaging-0.3%
Domtar, Inc.
  7.875%, 10/15/11............................               750         871,986
MeadWestvaco Corp.
  6.85%, 4/01/12..............................             1,000       1,101,665
Owens-Brockway Glass
  8.875%, 2/15/09.............................               850         867,000
                                                                     -----------
                                                                       2,840,651
                                                                     -----------
Petroleum Products-0.2%
Canadian Natural Resources, Ltd.
  6.70%, 7/15/11..............................               700         774,628
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)...........................               850         924,319
                                                                     -----------
                                                                       1,698,947
                                                                     -----------
Public Utilities-Electric & Gas-0.8%
Dominion Resources Capital Trust III
  8.40%, 1/15/31..............................               800         891,805
Dominion Resources, Inc.
  8.125%, 6/15/10.............................               850         996,514
DPL, Inc.
  8.25%, 3/01/07..............................             1,000       1,002,083
Elwood Energy LLC
  8.159%, 7/05/26.............................               951         873,573
FPL Energy Virginia Funding Corp.
  7.52%, 6/30/19(b)...........................               614         628,740
Nevada Power Co.
  8.25%, 6/01/11..............................               800         745,002
Nisource Finance Corp.
  7.875%, 11/15/10............................             1,000       1,118,883
Progress Energy, Inc.
  7.10%, 3/01/11..............................             1,600       1,770,693
Yorkshire Power
  8.25%, 2/15/05(b)...........................               850         958,218
                                                                     -----------
                                                                       8,985,511
                                                                     -----------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 19

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Public Utilities - Telephone-1.0%
New Jersey Bell Telephone
  8.00%, 6/01/22..............................           $ 1,500   $   1,797,293
Qwest Capital Funding, Inc.
  7.75%, 8/15/06(b)...........................               255         202,725
Verizon Maryland, Inc.
  6.125%, 3/01/12.............................             4,500       4,832,149
Verizon New York, Inc.
  6.875%, 4/01/12.............................             2,900       3,250,477
                                                                     -----------
                                                                      10,082,644
                                                                     -----------
Retail-0.2%
J.C. Penney & Co., Inc.
  7.60%, 4/01/07..............................               400         410,000
Kohl's Corp.
  7.25%, 6/01/29..............................               850         987,741
Toys R Us, Inc.
  7.625%, 8/01/11.............................               750         738,538
                                                                     -----------
                                                                       2,136,279
                                                                     -----------
Service-0.1%
Allied Waste North America, Inc. Series B
  10.00%, 8/01/09.............................               850         847,875
                                                                     -----------
Sovereign-0.4%
Quebec Province of Canada
  7.50%, 9/15/29..............................               850       1,067,822
Republic of South Africa
  7.375%, 4/25/12.............................             3,000       3,296,250
                                                                     -----------
                                                                       4,364,072
                                                                     -----------
Supermarket/Drug-0.3%
Delhaize America, Inc.
  7.375%, 4/15/06.............................             2,000       1,946,628
Kroger Co.
  5.50%, 2/01/13..............................             1,200       1,197,240
                                                                     -----------
                                                                       3,143,868
                                                                     -----------
Total Corporate Debt Obligations
  (cost $130,845,142).........................                       142,141,968
                                                                     -----------
Total Debt Obligations
  (cost $296,801,512).........................                       322,315,380
                                                                     -----------
Short-Term Investments-4.7%
U.S. Treasury Bills-3.3%
U.S. Treasury Bills
  0.01%, 2/06/03...........................               25,000      24,996,094
  0.01%, 2/13/03...........................               10,000       9,996,233
                                                                     -----------
                                                                      34,992,327
                                                                     -----------


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------
Time Deposit-1.4%
State Street Euro Dollar
  0.75%, 2/03/03..............................          $ 14,136  $   14,136,000
                                                                  --------------
Total Short-Term Investments
  (amortized cost $49,128,327)................                        49,128,327
                                                                  --------------
Total Investments-99.6%
  (cost $1,064,507,251)....................                        1,040,974,463
Other assets less liabilities*--0.4%........                           4,105,062
                                                                  --------------
Net Assets-100%.............................                      $1,045,079,525
                                                                  ==============

* SECURITY LENDING INFORMATION
Includes cash collateral received of $229,542,700 for securities on loan as of January 31, 2003 (see Note F). The lending agent invested the cash collateral in a short-term investment as follows:
                                                                         Percent
                                     Current                  U.S. $      of Net
                                      Yield     Shares        Value       Assets
                                      -----   -----------  ------------   ------
  UBS Private Money Market Fund LLC   1.32%   229,542,700  $229,542,700    22.0%


--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At January 31, 2003, the aggregate market value of these securities amounted to $23,168,961 representing 2.2% of net assets.
    Glossary:
    ADR - American Depositary Receipt

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 21

STATEMENT OF ASSETS & LIABILITIES
January 31, 2003 (unaudited)

Assets
Investments in securities, at value
  (cost $1,064,507,251) .............................       $1,040,974,463(a)
Cash ................................................                   21
Collateral held for securities loaned................          229,542,700
Dividends and interest receivable....................            5,829,755
Receivable for investment securities sold............            1,775,609
Receivable for capital stock sold....................            1,332,061
                                                            --------------
Total assets.........................................        1,279,454,609
                                                            --------------
Liabilities
Payable for investment securities purchased..........            2,738,781
Payable for collateral received on securities loaned.          229,542,700
Payable for capital stock redeemed...................              742,399
Distribution fee payable.............................              569,806
Advisory fee payable.................................              449,168
Accrued expenses.....................................              332,230
                                                            --------------
Total liabilities....................................          234,375,084
                                                            --------------
Net Assets...........................................       $1,045,079,525
                                                            ==============
Composition of Net Assets
Capital stock, at par................................       $      820,279
Additional paid-in capital...........................        1,177,795,319
Accumulated net investment loss......................           (1,736,362)
Accumulated net realized loss on investment and
  foreign currency transactions......................         (108,261,430)
Net unrealized depreciation of investments and
  foreign currency denominated assets and
  liabilities........................................          (23,538,281)
                                                            --------------
                                                            $1,045,079,525
                                                            ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($412,053,554 / 31,592,442 shares of capital stock
  issued and outstanding)..............................             $13.04
Sales charge--4.25% of public offering price.........                  .58
                                                                    ------
Maximum offering price...............................               $13.62
                                                                    ======
Class B Shares
Net asset value and offering price per share
  ($405,872,660 / 32,593,208 shares of capital stock
  issued and outstanding)............................               $12.45
                                                                    ======
Class C Shares
Net asset value and offering price per share
  ($130,172,268 / 10,414,178 shares of capital stock
  issued and outstanding)..............................             $12.50
                                                                    ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($96,981,043 / 7,428,085 shares of capital stock
  issued and outstanding)..............................             $13.06
                                                                    ======


(a) Includes securities on loan with a value of $221,405,157 (see Note F). See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN BALANCED SHARES

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2003 (unaudited)

Investment Income
Interest................................ $     9,809,092
Dividends (net of foreign taxes
  withheld of $10,800)..................       6,684,271   $    16,493,363
                                         ---------------
Expenses
Advisory fee............................       2,567,721
Distribution fee--Class A...............         568,019
Distribution fee--Class B...............       2,005,217
Distribution fee--Class C...............         670,189
Transfer agency.........................       1,170,604
Custodian...............................         136,548
Printing................................         128,724
Administrative..........................          70,000
Registration............................          61,930
Audit and legal.........................          48,122
Directors' fees.........................          10,000
Miscellaneous...........................           7,336
                                         ---------------
Total expenses..........................                         7,444,410
                                                           ---------------
Net investment income...................                         9,048,953
                                                           ---------------
Realized and Unrealized Gain (Loss)
  on Investment and Foreign
Currency Transactions
Net realized loss on investment
  transactions..........................                       (55,535,186)
Net change in unrealized
  appreciation/depreciation of:
   Investments..........................                        39,041,908
   Foreign currency denominated assets
     and liabilities....................                             2,340
                                                           ---------------
Net loss on investment and foreign
  currency transactions.................                       (16,490,938)
                                                           ---------------
Net Decrease in Net Assets
  from Operations.......................                   $    (7,441,985)
                                                           ===============





See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 23

STATEMENT OF CHANGES
IN NET ASSETS



                                               Six Months Ended
                                               January 31, 2003     Year Ended
                                                 (unaudited)      July 31, 2002
                                                ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income...................        $     9,048,953   $    17,165,485
Net realized gain (loss) on investment and
  foreign currency transactions.........            (55,535,186)      (44,258,546)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities....             39,044,248      (112,137,230)
                                                ---------------   ---------------
Net decrease in net assets
  from operations.......................             (7,441,985)     (139,230,291)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A..............................             (4,859,806)       (7,882,556)
   Class B..............................             (3,793,634)       (6,222,056)
   Class C..............................             (1,253,401)       (2,241,178)
   Advisor Class........................             (1,329,503)         (841,709)
Net realized gain on investment transactions
   Class A..............................                     -0-       (7,747,354)
   Class B..............................                     -0-       (8,093,819)
   Class C..............................                     -0-       (3,001,449)
   Advisor Class........................                     -0-         (147,401)
Capital Stock Transactions
Net increase............................             60,899,985       503,215,928
                                                ---------------   ---------------
Total increase..........................             42,221,656       327,808,115
Net Assets
Beginning of period.....................          1,002,857,869       675,049,754
                                                ---------------   ---------------
End of period (including undistributed
  net investment income of $451,029
  at July 31, 2002).....................        $ 1,045,079,525   $ 1,002,857,869
                                                ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN BALANCED SHARES

NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (unaudited)

NOTE A
Significant Accounting Policies
AllianceBernstein Balanced Shares, Inc. (the "Fund"), formerly Alliance Balanced Shares, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 25

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities, other than security investments, at year end exchange rates are reflected in net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN BALANCED SHARES
in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $70,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $837,096 for the six months ended January 31, 2003.

For the six months ended January 31, 2003, the Fund's expenses were reduced by $1,654 under an expense offset arrangement with AGIS.

AllianceBernstein Investment and Research Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $19,731 from the sales of Class A shares and $18,143, $592,820 and $20,470 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2003.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2003, amounted to $816,532, of which $38,520 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 27
the distribution costs reimbursed by the Fund in the amount of $14,688,343 and $1,735,386, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $267,565,725 and $207,213,787, respectively, for the six months ended January 31, 2003. There were purchases of $8,607,468 and sales of $33,994,679 of U.S. government and government agency obligations for the six months ended January 31, 2003.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $61,858,076 and gross unrealized depreciation of investments was $85,390,864 resulting in net unrealized depreciation on investments of $23,532,788, excluding foreign currency transactions.

1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

There were no forward exchange currency contracts outstanding at January 31, 2003.

2. Option Transactions
For hedging and investment purposes, the Fund purchases and writes (sells)


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN BALANCED SHARES
put and call options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended January 31, 2003, the Fund did not engage in any option transactions.

NOTE E
Distributions to Shareholders
The tax character of distributions to be paid for the year ending July 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended July 2002 and July 2001 were as follows:



                                               2002             2001
                                         ---------------   ---------------
Distributions paid from:
   Ordinary income...................... $    17,187,499   $    14,325,732
   Long term capital gains..............      18,990,023        18,474,974
                                         ---------------   ---------------
Total distributions paid................ $    36,177,522   $    32,800,706
                                         ===============   ===============


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 29

As of July 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses(a)........................      $   (49,012,714)
Undistributed ordinary income .......................            1,318,381
Unrealized appreciation/(depreciation)(b)............          (67,063,550)
                                                           ---------------
Total accumulated earnings/(deficit).................      $  (114,757,883)
                                                           ---------------

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Balanced Shares Fund deferred to August 1, 2002, post October capital losses of $49,012,714.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for premium and market discount.

NOTE F
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2003, the Fund had loaned securities with a value of $221,405,157 and received cash collateral of $229,542,700, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the six months ended January 31, 2003, the Fund earned fee income of $115,522 which is included in interest income in the accompanying statement of operations.

NOTE G
Capital Stock
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN BALANCED SHARES

Transactions in capital stock were as follows:






              ==================================================================
                             Shares                           Amount
              ==================================================================
              Six Months Ended     Year Ended    Six Months Ended    Year Ended
              January 31, 2003       July 31,    January 31, 2003      July 31,
                   (unaudited)           2002         (unaudited)          2002
--------------------------------------------------------------------------------
Class A
Shares sold          6,803,214     16,353,130      $  90,044,079  $ 241,460,812
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        323,313        937,954          4,220,622     13,680,072
--------------------------------------------------------------------------------
Shares converted
  from Class B         326,173        637,162          4,265,692      9,585,523
--------------------------------------------------------------------------------
Shares redeemed     (4,825,872)    (6,681,636)       (63,926,012)   (96,368,065)
--------------------------------------------------------------------------------
Net increase         2,626,828     11,246,610      $  34,604,381  $ 168,358,342
================================================================================

Class B
Shares sold          6,388,966     18,945,274      $  80,755,676  $ 267,643,098
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        242,935        823,750          3,031,639     11,512,051
--------------------------------------------------------------------------------
Shares converted
  to Class A          (417,134)      (677,768)        (4,265,692)    (9,585,523)
--------------------------------------------------------------------------------
Shares redeemed     (4,058,426)    (6,757,334)       (51,811,509)   (92,094,196)
--------------------------------------------------------------------------------
Net increase         2,156,341     12,333,922      $  27,710,114  $ 177,475,430
================================================================================

Class C
Shares sold          1,719,662      5,536,890      $  21,764,916 $  78,742,675
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         68,068        253,844            852,510      3,558,209
--------------------------------------------------------------------------------
Shares redeemed     (1,728,104)    (2,569,148)       (21,820,067)   (35,470,136)
--------------------------------------------------------------------------------
Net increase            59,626      3,221,586      $     797,359  $  46,830,748
================================================================================

Advisor Class
Shares sold            810,695      8,821,041      $  10,718,164  $ 132,526,619
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           99,110         61,830          1,293,888       876,232
--------------------------------------------------------------------------------
Shares redeemed     (1,090,483)    (1,614,910)       (14,223,921)   (22,851,443)
--------------------------------------------------------------------------------
Net increase
(decrease)            (180,678)     7,267,961      $  (2,211,869) $ 110,551,408
================================================================================


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 31



NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2003.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN BALANCED SHARES

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Class A
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002(a)     2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $13.26       $15.96     $15.53    $15.63    $15.97    $16.17
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........         .14        .35          .39       .40       .36       .33
Net realized and unrealized
  gain (loss) on investment
  transactions.....................        (.20)       (2.35)      1.16       .49      1.29      1.86
                                      ---------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations.......................        (.06)       (2.00)      1.55       .89      1.65      2.19
                                      ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income................        (.16)        (.34)      (.38)     (.35)     (.34)     (.32)
Distributions from net realized
  gain on investment
  transactions.....................          -0-        (.36)      (.74)     (.64)    (1.65)    (2.07)
                                      ---------------------------------------------------------------
Total dividends and
  distributions....................        (.16)        (.70)     (1.12)     (.99)    (1.99)    (2.39)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $13.04       $13.26     $15.96    $15.53    $15.63    $15.97
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(c)............        (.45)%     (12.91)%    10.42%     6.22%    11.44%    14.99%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................    $412,054     $384,212   $282,874  $212,326  $189,953  $123,623
Ratio to average net assets of:
  Expenses.........................        1.07%(d)     1.10%      1.17%     1.12%     1.22%(e)  1.30%(e)
  Net investment income............        2.10%(d)     2.36%      2.46%     2.62%     2.31%     2.07%
Portfolio turnover rate............          25%          79%        63%       76%      105%      145%





See footnote summary on page 37.

--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 33

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Class B
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002(a)     2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $12.68       $15.31     $14.96    $15.11    $15.54    $15.83
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........         .09          .23        .26       .27       .23       .21
Net realized and unrealized
  gain (loss) on investment
  transactions.....................        (.20)       (2.25)      1.12       .48      1.25      1.81
                                      ---------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations.......................        (.11)       (2.02)      1.38       .75      1.48      2.02
                                      ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income................        (.12)        (.25)      (.29)     (.26)     (.26)     (.24)
Distributions from net realized
  gain on investment
  transactions.....................          -0-        (.36)      (.74)     (.64)    (1.65)    (2.07)
                                      ---------------------------------------------------------------
Total dividends and
  distributions....................        (.12)        (.61)     (1.03)     (.90)    (1.91)    (2.31)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $12.45       $12.68     $15.31    $14.96    $15.11    $15.54
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(c)............        (.87)%     (13.53)%     9.63%     5.46%    10.56%    14.13%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................    $405,873     $385,868   $277,138  $155,060  $136,384   $47,728
Ratio to average net assets of:
  Expenses.............. ..........        1.82%(d)     1.84%      1.93%     1.86%     1.97%(e)  2.06%(e)
  Net investment income. ..........        1.35%(d)     1.61%      1.70%     1.88%     1.56%     1.34%
Portfolio turnover rate. ..........          25%          79%        63%       76%      105%      145%





See footnote summary on page 37.


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34 o ALLIANCEBERNSTEIN BALANCED SHARES

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Class C
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002(a)     2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $12.72       $15.36     $15.01    $15.15    $15.57    $15.86
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........         .09          .23        .26       .28       .24       .21
Net realized and unrealized
  gain (loss) on investment
  transactions.....................        (.19)       (2.26)      1.12       .48      1.25      1.81
                                      ---------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ......................        (.10)       (2.03)      1.38       .76      1.49      2.02
                                      ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income................        (.12)        (.25)      (.29)     (.26)     (.26)     (.24)
Distributions from net realized
  gain on investment
  transactions.....................          -0-        (.36)      (.74)     (.64)    (1.65)    (2.07)
                                      ---------------------------------------------------------------
Total dividends and
  distributions....................        (.12)        (.61)     (1.03)     (.90)    (1.91)    (2.31)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $12.50       $12.72     $15.36    $15.01    $15.15    $15.57
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(c)............        (.79)%     (13.55)%     9.59%     5.52%    10.60%    14.09%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................    $130,172     $131,761   $109,592   $65,214   $63,517   $10,855
Ratio to average net assets of:
  Expenses.........................        1.81%(d)     1.84%      1.93%     1.86%     1.96%(e)  2.05%(e)
  Net investment income............        1.36%(d)     1.61%      1.71%     1.88%     1.57%     1.36%
Portfolio turnover rate............          25%          79%        63%       76%      105%      145%


See footnote summary on page 37.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Advisor Class
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002(a)     2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $13.28       $15.98     $15.54    $15.64    $15.98    $16.17
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........         .16          .37        .44       .43       .39       .37
Net realized and unrealized
  gain (loss) on investment
  transactions.....................        (.20)       (2.34)      1.16       .50      1.29      1.87
                                      ---------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations.......................        (.04)       (1.97)      1.60       .93      1.68      2.24
                                      ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income................        (.18)        (.37)      (.42)     (.39)     (.37)     (.36)
Distributions from net
  realized gain on investment
  transactions.....................          -0-        (.36)      (.74)     (.64)    (1.65)    (2.07)
                                      ---------------------------------------------------------------
Total dividends and
  distributions....................        (.18)        (.73)     (1.16)    (1.03)    (2.02)    (2.43)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $13.06       $13.28     $15.98    $15.54    $15.64    $15.98
                                      ===============================================================
Total Return
Total investment return based on
  net asset value(c)...............        (.31)%     (12.67)%    10.75%     6.48%    11.71%    15.32%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................     $96,981     $101,017     $5,446    $2,943    $2,627    $2,079
Ratio to average net assets of:
  Expenses.........................         .79%(d)      .85%       .91%      .86%      .97%(e)  1.06%(e)
  Net investment income............        2.38%(d)     2.79%      2.75%     2.88%     2.56%     2.33%
Portfolio turnover rate............          25%          79%        63%       76%      105%      145%




See footnote summary on page 37.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN BALANCED SHARES

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

--------------------------------------------------------------------------------
                                Year Ended July 31,
                                   1999    1998
--------------------------------------------------------------------------------
    Class A                       1.21%   1.29%
    Class B                       1.96%   2.05%
    Class C                       1.94%   2.04%
    Advisor Class                  .96%   1.05%


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 37

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity
Another term for stock.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.


portfolio
The collection of securities that make up a fund's or an investor's investments.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCE CAPITAL MANAGEMENT L.P.


Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.
--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 39

ALLIANCEBERNSTEIN AT YOUR SERVICE


At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange
   You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.

o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o  AllianceBernstein Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The AllianceBernstein Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN BALANCED SHARES

BOARD OF DIRECTORS



John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
Susanne M. Lent, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX78278-6003
Toll-Free (800) 221-5672

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


(1) Member of the Audit Committee.

--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 41

ALLIANCEBERNSTEIN FAMILY OF FUNDS


U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.

--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN BALANCED SHARES

NOTES



















--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 43

NOTES





















--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN BALANCED SHARES

AllianceBernstein Balanced Shares
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

BALSR0103